30 Rockafeller Plaza               A Division of
New York, NY 10112                 National Broadcasting
212 664-4444                       Company, Inc.


NBC
TV NETWORK



                                                       May 27, 1993



TAMPA TELEVISION, INC.
TAMPA, FLORIDA

                                                       Re:  WFLA-TV

Gentlemen:

The following shall constitute an amendment to the television network affiliation agreement (the "Agreement") between the licenses of Station WFLA-TV ("Station") and National Broadcasting Company, Inc. ("NBC"), effective as of April 01, 1989.

1. During the term of the Agreement, Station shall, by the terms of this amendment, be entitled to invoke protection against the simultaneous duplication of NBC's network programming as carried by Station imported within a radius from Station's designated community of license as defined in Section 73.606 of the Rules of the Federal Communications Commission ("FCC") to the maximum geographic extent from said community of license permitted under the present Sections 76.92 and 73.658(m) of the FCC's Rules and in accordance with the terms and conditions of said Rules.

2. Either party shall have the right to terminate this amendment (a) on December 31, 1996, by written notice to the other on or before June 30, 1996, for any reason whatsoever; or (b) at any other time during the term of the Agreement, by written notice to the other given at least 60 days prior to the effective date of such termination, but only in the event of the following:

     (i) Station grants consent to the retransmission of its broadcast signal by any cable television system or, except as provided in subparagraph 2(b)(ii) below, to any other multichannel video program distributor ("MVPD"), as defined in Section 76.64(d) of the FCC Rules, whose carriage of broadcast signals requires retransmission consent, and such cable system or MVPD is located outside the Area of Dominant Influence ("ADI"), as defined by Arbitron, to which Station is assigned, unless Station's signal is actually carried by such cable system or MVPD as of April 1, 1993, or, with respect to such cable system, is "significantly viewed" (as determined by the FCC) as of April 1, 1993; provided, however, that at each renewal of the Agreement, in the event Station can demonstrate to NBC that it is "significantly viewed" (as determined by the FCC) in areas in addition to those in which it was "significantly viewed" as of April 1, 1993 ("Additional Viewing Areas"), NBC agrees that it will negotiate in good faith with Station regarding a possible extension of Station's grant of the right to retransmit its broadcast signal to cable systems in the Additional Viewing Areas; or


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     (ii) Station grants consent to the retransmission of its broadcast signal by any MVPD that provides such signal to any home satellite dish user, unless such user is located within Station's own ADI or is an "unserved household" as defined in Section 119(d) or any successor provision of Title 17 of the United States Code.

Any notice of termination under paragraph 2(b) hereof given by either party may be withdrawn by such party if, as of the effective date provided therein, the circumstances giving rise to such party's right of termination no longer exist.

To the extent that any term of the Agreement is inconsistent with the terms of this amendment, this amendment shall prevail. Except as modified by this amendment, the Agreement shall remain in full force and effect.


Very truly yours,

NATIONAL BROADCASTING COMPANY, INC.

BY:  Robert J. Niles



AGREED AND ACCEPTED:

TAMPA TELEVISION, INC.


BY:  James A. Zimmerman






























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30 Rockafeller Plaza               A Division of
New York, NY 10112                 National Broadcasting
212 664-4444                       Company, Inc.


NBC
TV NETWORK



                                                       May 27, 1993



TAMPA TELEVISION, INC.
TAMPA, FLORIDA

                                                       Re:  WFLA-TV

Gentlemen:

The following shall constitute an amendment to the television network affiliation agreement (the "Agreement") between the licenses of Station WFLA-TV ("Station") and National Broadcasting Company, Inc. ("NBC"), effective as of April 01, 1989.

1. In consideration of the grant by NBC to Station of the non-duplication protection provided in the amendment to the Agreement dated as of the date hereof, Station hereby agrees as follows:

     (a) Station shall not grant consent to the transmission of its broadcast signal by any cable television system, or, except as provided in subparagraph 1(b) below, to any other multichannel video program distributor ("MVPD"), as defined in Section 76.64(d) of the FCC Rules, whose carriage of broadcast signals requires retransmission consent, if such cable system or MVPD is located outside the Area of Dominant Influence ("ADI"), as defined by Arbitron, to which Station is assigned, unless Station's signal is actually carried by such cable system or MVPD as of April 1, 1993, or, with respect to such cable system, is "significantly viewed" (as determined by the FCC) as of April 1, 1993; provided, however, that at each renewal of the Agreement, in the event Station can demonstrate to NBC that it is "significantly viewed" (as determined by the FCC) in areas in addition to those in which it was "significantly viewed" as of April 1, 1993 ("Additional Viewing Areas"), NBC agrees that it will negotiate in good faith with Station regarding a possible extension of Station's grant of the right to retransmit its broadcast signal to cable systems in the Additional Viewing Areas; and

     (b) Station shall not grant consent to the retransmission of its broadcast signal by any MVPD that provides such signal to any home satellite dish user, unless such user is located within Station's own ADI or is an "unserved household" as defined in Section 119(d) or any successor provision of Title 17 of the United States Code.

2. Paragraph 5(f) of the Agreement shall be deleted, and the following shall be inserted in its place:

     (f) NBC reserves the right to reevaluate and change at any time by written notice to Station (i) the network station rate set forth in subparagraph 5(a)(i) above ("Network Station Rate"), (ii) the percentages set forth in the
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compensation matrix table attached hereto ("Compensation Table"), or (iii) the percentage set forth in subparagraph 5(c) above ("Waiver Percentage"). Any increase in the Network Station Rate or in the percentages in the Compensation Table, or any decrease in the Waiver Percentage, shall become effective on the date specified in NBC's notice to Station. If NBC decreases the Network Station Rate or the percentages in the Compensation Table, or increases the Waiver Percentage, NBC shall notify Station in writing at least ninety (90) days prior to the effective date of such change, and Station may, if Station so elects, terminate this Agreement as of the effective date by giving NBC written notification within forty-five (45) days after the date of NBC's notice. Notwithstanding the foregoing, if any reduction in compensation hereunder is part of a general rate revision on the NBC Television Network, NBC may notify Station in writing at least thirty (30) days prior to the effective date of such change, and Station may, if Station so elects, terminate this Agreement as of the effective date by giving NBC written notification within fifteen (15) days after the date of NBC's notice. If, however, such general rate revision is attributable to a substantial increase in the network's music performance rights payments, Station shall not be entitled to terminate this Agreement as provided herein. Station agrees that a general rate revision on the NBC Television Network may be expressed as a modification of the Network Station Rate, the percentages in the Compensation Table and/or the Waiver Percentage.

3. Paragraph 14 of the Agreement shall be deleted, and the following shall be inserted in its place:

     14. Station shall not authorize, cause, or permit, without NBC's consent, any television program, motion picture film, recording or other material furnished to Station hereunder to be recorded, duplicated, rebroadcast or otherwise transmitted or used for any purpose other than broadcasting by Station as provided herein. Notwithstanding the foregoing, Station shall not be restricted in the exercise of its signal carriage rights pursuant to any applicable rule or regulation of the FCC with respect to retransmission of its broadcast signal by any cable system or multichannel video program distributor (as defined in Section 76.64(d) of the FCC Rules) (a) located within the ADI in which Station is located, or (b) actually carrying Station's signal as of April 1, 1993, or (c) with respect to cable systems, serving an area in which Station is "significantly viewed" (as determined by the FCC in accordance with its Rules) as of April 1, 1993 or at any time thereafter; provided, however, that any such exercise pursuant to FCC Rules with respect to NBC programs shall not be deemed to constitute a license by NBC. NBC reserves the right to restrict such signal carriage with respect to NBC programs in the event of a change in applicable law.

4. If Station violates any of the provisions set forth in Paragraphs 1 and 3 of this amendment, NBC may, in addition to any other of its rights or remedies at law or in equity under the Agreement or any amendment thereto, terminate the Agreement by written notice to Station given at least 90 days prior to the effective date of such termination.

     To the extent that any term of the Agreement is inconsistent with the terms of this amendment, this amendment shall prevail. Except as modified by this amendment, the Agreement shall remain in full force and effect.





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Very truly yours,

NATIONAL BROADCASTING COMPANY, INC.

BY:  Robert J. Niles



AGREED AND ACCEPTED:

TAMPA TELEVISION, INC.


BY:  James A. Zimmerman